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                                                                    Exhibit 99.1





                                     CONFIDENTIAL






                     MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES




                        JUNE 1998 FINANCIAL REPORTING PACKAGE










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                        JUNE 1998 FINANCIAL REPORTING PACKAGE

                                       CONTENTS




Schedule                                                         Page
--------                                                         ----

June 1998 Month
     - Income Statement                                             1
     - Balance Sheet                                                2
     - Cash Flow Statement                                          3

June 1998 YTD
     - Income Statement                                             4
     - Cash Flow Statement                                          5









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                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                             JUNE 1998 INCOME STATEMENT
                                   (in thousands)

                                                    ACTUAL
                                                  ----------

Net sales
  Wholesale                                       $   16,415
  Retail                                               5,238
                                                  ----------
  Total                                               21,653

Cost of sales                                         14,509
                                                  ----------

Gross profit                                           7,144
  %                                                    33.0%

Operating expenses
  Design                                                 449
  General and administrative                           1,314
  Advertising                                            176
  Coop - advertising                                     546
  Selling                                              1,408
  Selling - Retail                                     1,856
  Distribution                                         1,108
                                                  ----------
  Total                                                6,857
                                                  ----------

Income (Loss) before
  interest and taxes (EBIT)                              287

Interest expense                                         537
Reorganization cost                                      203
                                                  ----------
Pretax loss                                             (453)

Taxes                                                     44

                                                  ----------
Net loss                                             $  (497)
                                                  ----------
                                                  ----------

EBIT                                                  $  287

Depreciation                                             391
                                                  ----------

EBITDAR                                               $  678
                                                  ----------
                                                  ----------


                                         (1)

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                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                       BALANCE SHEET FOR THE PERIOD INDICATED
                                   (in thousands)

                                                    AS OF
                                                JUNE 30, 1998
                                                -------------

                                                    ACTUAL
                                                  ----------
ASSETS
Current assets
  Cash and cash equivalents                       $    5,351
  Accounts receivable, net                            21,855
  Inventories, net                                    69,759
  Other current assets                                 3,069
  Insurance receivable                                 3,106
                                                  ----------
        Total current assets                         103,140
Property, plant & equipment, net                      32,700
Other assets                                           4,516
                                                  ----------
  TOTAL ASSETS                                    $  140,356
                                                  ----------
                                                  ----------

LIABILITIES
Current liabilities
  Liabilities not subject to compromise
    Current Liabilities:
      Accounts payable                            $    7,419
      Accrued expenses                                14,049
      Cash collateral loan                            29,637
      Revolver                                        15,525
                                                  ----------
        Total current liabilities                     66,630
  Liabilities subject to compromise                  215,811
  Other liabilities                                      622
                                                  ----------
  TOTAL LIABILITIES                                  283,063
                                                  ----------

EQUITY
Stock                                                      5
Paid in capital                                       40,899
Accumulated deficit                                 (173,178)
Year to date loss                                    (10,433)
                                                  ----------
  Total  deficit                                    (142,707)

        TOTAL LIABILITIES AND DEFICIT             $  140,356
                                                  ----------
                                                  ----------


                                  (2)
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                     MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                      JUNE 1998 MONTH STATEMENT OF CASH FLOWS
                                   (in thousands)



                                                                   ACTUAL
                                                                 ----------
OPERATING ACTIVITIES

Net loss                                                         $     (497)
Adjustments to reconcile net loss to net cash
  used in operating activities:
   Depreciation and amortization                                        392
   Changes in operating assets and liabilities:
     Increase in accounts receivable                                 (1,276)
     (Increase) Decrease in inventories                                (165)
      Increase in prepaid expenses and other assets                    (317)
      Increase (decrease) in accounts payable,
        accrued expenses, taxes and sundry liabilities                1,534
                                                                 ----------
Net cash used in operating activities                                  (329)
                                                                 ----------

INVESTING ACTIVITIES
Additions to property, plant and equipment (Net)                       (887)
                                                                 ----------
Net cash used in investing activities                                  (887)
                                                                 ----------

FINANCING ACTIVITIES
Net Borrowings under revolving credit loan                              427
                                                                 ----------
Net cash provided by financing activities                               427
                                                                 ----------

Decrease in cash                                                       (789)
Cash at beginning of period
                                                                      6,140
                                                                 ----------
Cash at end of period                                            $    5,351
                                                                 ----------
                                                                 ----------



                                         (3)
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                    MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                           June 1998 YTD Income Statement
                                   (in thousands)





                                                                   ACTUAL
                                                                 ----------
Net sales
   Wholesale                                                     $   75,504
   Retail                                                            24,299
                                                                 ----------
   Total                                                             99,803

Cost of sales                                                        69,726
                                                                 ----------

Gross profit                                                         30,077
   %                                                                  30.1%

Operating expenses
   Design                                                             2,056
   General and administrative                                         7,793
   Advertising                                                          763
   Coop - advertising                                                 2,527
   Selling                                                            7,010
   Selling - Retail                                                   9,807
   Distribution                                                       6,002
                                                                 ----------
   Total                                                             35,958
                                                                 ----------

Loss before interest and taxes (EBIT)                                (5,881)

Interest expense                                                      2,639
Reorganization cost                                                   1,626
                                                                 ----------
Pretax loss                                                         (10,146)

Taxes                                                                  287

Net loss                                                         $  (10,433)
                                                                 ----------
                                                                 ----------

EBIT                                                             $   (5,881)

Depreciation                                                          2,475
                                                                 ----------

EBITDAR                                                          $   (3,406)
                                                                 ----------
                                                                 ----------

                                         (4)
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                     MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                       JUNE 1998 YTD STATEMENT OF CASH FLOWS
                                   (in thousands)



                                                                   ACTUAL
                                                                 ----------
OPERATING ACTIVITIES

Net loss                                                         $  (10,433)
Adjustments to reconcile net loss to net cash used in
  operating activities:
   Depreciation and amortization                                     2,475
   Changes in operating assets and liabilities:
   Increase in accounts receivable                                   (4,906)
   Increase in inventories                                           (2,504)
   Decrease in prepaid expenses and other assets                     2,061
   Increase (decrease) in accounts payable, accrued expenses,
    taxes and sundry liabilities                                     2,683
                                                                 ----------
Net cash used in operating activities                               (10,624)
                                                                 ----------

INVESTING ACTIVITIES
Additions to property, plant and equipment (Net)                     (1,760)
                                                                 ----------
Net cash used in investing activities                                (1,760)
                                                                 ----------

FINANCING ACTIVITIES
Net borrowings under revolving credit loan                           10,634
                                                                 ----------
Net cash provided by financing activities                            10,634
                                                                 ----------

Decrease in cash                                                     (1,750)
Cash and Cash Equivalents at beginning of year                        7,101
                                                                 ----------

Cash and Cash Equivalents at end of period                       $    5,351
                                                                 ----------
                                                                 ----------





                                         (5)